Filed Pursuant to Rule 497(e)
                                             Registration File No.: 333-01995

DEAN WITTER
INCOME BUILDER FUND

PROSPECTUS --OCTOBER 25, 1996
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DEAN WITTER INCOME BUILDER FUND (THE "FUND") IS AN OPEN-END, DIVERSIFIED
MANAGEMENT INVESTMENT COMPANY WHOSE PRIMARY INVESTMENT OBJECTIVE IS TO SEEK REASONABLE INCOME. GROWTH OF CAPITAL IS THE SECONDARY OBJECTIVE. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVES BY INVESTING, UNDER NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN A DIVERSIFIED PORTFOLIO OF INCOME-PRODUCING EQUITY SECURITIES, INCLUDING COMMON STOCK, PREFERRED STOCK AND CONVERTIBLE SECURITIES. UP TO 35% OF THE FUND'S ASSETS MAY BE INVESTED IN FIXED-INCOME SECURITIES OR COMMON STOCKS THAT DO NOT PAY A REGULAR DIVIDEND BUT ARE EXPECTED TO CONTRIBUTE TO THE FUND'S ABILITY TO MEET ITS INVESTMENT OBJECTIVES.

Shares of the Fund are continuously offered at net asset value. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution at the annual rate of 1.0% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 25, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      4

The Fund and its Management ...........................................      4

Investment Objectives and Policies ....................................      5

 Risk Considerations ..................................................      7

Investment Restrictions ...............................................     10

Purchase of Fund Shares ...............................................     10

Shareholder Services ..................................................     12

Redemptions and Repurchases ...........................................     14

Dividends, Distributions and Taxes ....................................     16

Performance Information ...............................................     16

Additional Information ................................................     17

Financial Statements--September 30, 1996 ..............................     18

Report of Independent Accountants .....................................     26

Appendix ..............................................................     27

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
INCOME BUILDER FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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
---------------  ---------------------------------------------------------------------------
THE FUND         The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end, diversified management investment company. Under normal market conditions, the Fund will invest at least 65%
                 of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.
---------------  ---------------------------------------------------------------------------
SHARES OFFERED   Shares of beneficial interest with $.01 par value (see page 17).
---------------  ---------------------------------------------------------------------------
OFFERING PRICE   At net asset value (see page 10). Shares redeemed within six years of purchase are subject to a contingent deferred sales charge under most circumstances (see page 10.
---------------  ---------------------------------------------------------------------------
MINIMUM          Minimum initial investment, $1,000 ($100 if the account is opened through
PURCHASE         EasyInvest (Service Mark) ); minimum subsequent investment, $100 (see page 10).
---------------  ---------------------------------------------------------------------------
INVESTMENT       The primary investment objective of the Fund is to seek reasonable income.
OBJECTIVE        Growth of capital is the secondary objective.
---------------  ---------------------------------------------------------------------------
INVESTMENT       Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its
MANAGER          wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $86.5 billion at September 30, 1996.
---------------  ---------------------------------------------------------------------------
MANAGEMENT FEE   The Investment Manager receives a monthly fee at the annual rate of 0.75%
                 of the Fund's average daily net assets.
---------------  ---------------------------------------------------------------------------
DIVIDENDS AND    Dividends from net investment income are paid quarterly. Capital gains, if
DISTRIBUTIONS    any, are distributed at least annually or retained for reinvestment by the
                 Fund. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 16).
---------------  ---------------------------------------------------------------------------
DISTRIBUTOR AND  Dean Witter Distributors Inc. (the "Distributor") receives from the Fund a
DISTRIBUTION     Rule 12b-1 distribution fee accrued daily and payable monthly at the rate
FEE              of 1.0% per annum of the lesser of (i) the Fund's average daily aggregate net sales (since inception) or (ii) the Fund's average daily net assets.
                 This fee compensates the Distributor for the services provided in distributing shares of the Fund which includes payment of sales commissions to account executives and various other promotional and sales related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see page 10).
---------------  ---------------------------------------------------------------------------
REDEMPTION--     Shares are redeemable by the shareholder at net asset value. An account may
CONTINGENT       be involuntarily redeemed if the total value of the account is less than
DEFERRED SALES   $100, or, if the account was opened through Easyinvest (Service Mark), if
CHARGE           after twelve months the shareholder has invested less than $1,000 in the account. Although no commission or sales load is imposed upon the purchase of shares, a contingent deferred sales charge (which declines from 5% to
                 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page 14).
---------------  ---------------------------------------------------------------------------
RISK             The net asset value of the Fund's shares will fluctuate with changes in
CONSIDERATIONS   market value of portfolio securities. Dividends payable by the Fund will vary in relation to the amounts of dividends earned on common stock and interest earned on fixed-income securities. The value of the Fund's convertible and fixed-income portfolio securities and, therefore, the
                 Fund's net asset value per share, may increase or decrease due to various factors, including changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the
                 Fund's net asset value per share. The high yield, high risk fixed-income securities in which the Fund may invest are subject to greater risk of loss of income and principal than higher rated, lower yielding fixed-income securities. The prices of high yield, high risk securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. The Fund may enter into repurchase agreements, may purchase foreign securities; securities on a when-issued and delayed delivery basis and may utilize certain investment techniques, all of which involve certain special risks (see pages 7 through 10).





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SHAREHOLDER      Automatic Investment of Dividends and Distributions; Investment of
SERVICES         Distributions Received in Cash; Systematic Withdrawal Plan; Exchange
                 Privilege; EasyInvest (Service Mark); Tax-Sheltered Retirement Plans (see
                 pages 12 through 14).
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
The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases ...........................................    None
Maximum Sales Charge Imposed on Reinvested Dividends ................................    None
Contingent Deferred Sales Charge
 (as a percentage of the lesser of original purchase price or redemption proceeds)  .    5.0%

            A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE
PAYMENT MADE                   PERCENTAGE
--------------------------  --------------
First .....................       5.0%
Second ....................       4.0%
Third .....................       3.0%
Fourth ....................       2.0%
Fifth .....................       2.0%
Sixth .....................       1.0%
Seventh and thereafter  ...       None

Redemption Fees ..........................................................    None
Exchange Fee .............................................................    None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
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Management Fees ..........................................................    0.75%
12b-1 Fees* ..............................................................    1.00%
Other Expenses ...........................................................    0.50%
Total Fund Operating Expenses ............................................    2.25%

   Management and 12b-1 Fees are annualized for the current fiscal period of the Fund ending September 30, 1996. "Other Expenses," as shown above, are based upon actual amounts of expenses of the Fund for the fiscal period ending September 30, 1996, as annualized.
---------------
   * The 12b-1 fee is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and is a payment made to the selling broker for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee is an asset based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares").

 EXAMPLE                                                                                1 YEAR    3 YEARS
--------                                                                              --------  ---------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of each time period: ..........................    $73       $100
You would pay the following expenses on the same investment, assuming no redemption:     $23       $ 70

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Plan of Distribution."

   Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charge permitted by the NASD.
                                3

FINANCIAL HIGHLIGHTS
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   The following ratios and per share data for a share of beneficial interest outstanding for the period June 26, 1996 (commencement of operations) through September 30, 1996 have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in this Prospectus commencing on page 18.

                                            FOR THE PERIOD
                                            JUNE 26, 1996*
                                                THROUGH
                                           SEPTEMBER 30, 1996
                                           ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ....   $     10.00
                                           ------------------
Net investment income ....................          0.08
Net realized and unrealized gain  ........          0.23
                                           ------------------
Total from investment operations  ........         10.31
Less dividends from net investment income          (0.08)
                                           ------------------
Net asset value, end of period ...........   $     10.23
                                           ==================
Total Investment Return+ .................          3.10%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses .................................          2.25%(2)
Net investment income ....................          3.60%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..   $148,142
Portfolio turnover rate ..................             7%(1)
Average commission rate paid .............    $     0.0558

------------
   *   Commencement of operations.
   + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
   (1) Not annualized.
   (2) Annualized.

                      See Notes to Financial Statements

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Income Builder Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on March 21, 1996.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $83.6 billion at September 30, 1996. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $2.9 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets.

   The Fund's expenses include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian, auditing fees; and certain legal fees, and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVES AND POLICIES
-----------------------------------------------------------------------------

   The primary investment objective of the Fund is to seek reasonable income. Growth of capital is the secondary objective. The objectives are fundamental policies of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objectives will be achieved.

   The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Fund's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Fund's ability to meet its investment objectives.

COMMON STOCKS, PREFERRED STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. The Fund will invest, under normal market conditions, primarily in common stocks of large-cap companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for maintaining dividends, in preferred stock and in securities convertible into common stocks of small and mid-cap companies. The Investment Manager intends to use a value-oriented investment style in the selection of securities for the Fund's portfolio. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

LOWER RATED FIXED-INCOME SECURITIES. The Fund also may invest up to 20% in fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). (Fixed-income securities rated BBB by S&P or Baa by Moody's which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics.) However, the Fund will not invest in fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. The 20% limitation on securities rated below investment grade in which the Fund may invest does not include securities convertible into common stock. A description of fixed-income securities ratings is contained in the appendix to the Prospectus.

FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers. However, the Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in securities of foreign issuers (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

CORPORATE NOTES AND BONDS AND U.S. GOVERNMENT SECURITIES. A portion of the Fund's assets may be invested in investment grade fixed income (fixed-rate and adjustable rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

   The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. A description of fixed-income security ratings is contained in the appendix to the Prospectus.

   The U.S. Government Securities in which the Fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System).

   Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or Standard & Poor's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by Standard & Poor's or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

   In addition to the securities noted above, the Fund may invest in the following:

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. (See the Statement of Additional Information for added risk disclosure.)

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

RULE 144A SECURITIES. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to buy securities restricted as to resale to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions and maintaining adequate collateralization.

RISK CONSIDERATIONS

COMMON STOCKS, PREFERRED STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. The net asset value of the Fund's shares will fluctuate with changes in market values of portfolio securities. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   The Investment Manager intends to follow a "bottom-up" approach in the selection of convertible securities. Beginning with a universe of about 500 companies, the Investment Manager will narrow the focus to small and mid-cap companies and review the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security will be evaluated and company fundamentals will be studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth. The Investment Manager intends to select convertible securities that, in its judgment, are issued by companies with sound management practices and that represent good value.

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   The Fund may invest up to 25% of its total assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

   The Fund also may invest up to 10% in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

   "Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Fund's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Fund to obtain market quotations based on actual trades, for purposes of valuing the Fund's portfolio securities.

   The Fund may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities noted above.

FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

LOWER RATED CONVERTIBLE AND FIXED-INCOME SECURITIES. A portion of the fixed-income and convertible securities in which the Fund may invest will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by

Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Fixed-income securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and Standard & Poor's, respectively, are considered to be speculative investments. The Fund will not invest in convertibles and fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in debt securities that are in default in payment of principal or interest. The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio.

   During the fiscal period ended September 30, 1996, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

               PERCENTAGE OF TOTAL
RATINGS            INVESTMENTS
-----------  ---------------------
AAA/Aaa ....           0.0%
AA/Aa ......           0.0%
A/A ........           2.1%
BBB/Baa ....          18.5%
BB/Ba ......          28.9%
B/B ........          32.9%
CCC/Caa ....           0.0%
CC/Ca ......           0.0%
C/C ........           0.0%
Unrated ....          17.6%

   Because of the special nature of the Fund's permitted investments in lower rated debt securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Historically, the prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

CORPORATE NOTES AND BONDS AND U.S. GOVERNMENT SECURITIES. Payments of interest and principal of U.S. Government securities are guaranteed by the U.S. Government, however, neither the value nor the yield of corporate notes and bonds and U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Values and yield of corporate and government bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds and government bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Act. The Fund currently intends to invest up to 10%, but may invest up to 20% of its assets in real estate investment trusts.

REPURCHASE AGREEMENTS. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

   For additional risk disclosure, please refer to the "Investment Objectives and Policies" section of the Pros-pectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Investment Manager also may use quantitative screens in the process of selecting portfolio securities.

PORTFOLIO MANAGERS. The assets of the Fund are managed within InterCapital's Growth and Income Group, which manages equity funds and fund portfolios with approximately $22 billion in assets as of September 30, 1996. Paul D. Vance, Senior Vice President and Michael G. Knox, Vice President of InterCapital, are members of InterCapital's Growth and Income Group. Mr. Vance has been a portfolio manager at InterCapital for over five years. Mr. Knox has been managing portfolios at InterCapital since August 1993. Prior to joining InterCapital, Mr. Knox was with Eagle Asset Management, Inc. Mr. Vance and Mr. Knox are portfolio managers with primary responsibility for the day-to-day management of the Fund's portfolio.

   Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. The portfolio turnover rate is not expected to exceed 90%. Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities. (See the Statement of Additional Information for additional investment restrictions.)

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Income Builder

Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, at its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment.

   Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

   While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued.

   Amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   For the fiscal period June 26, 1996 (commencement of operations) through September 30, 1996, the Fund accrued payments under the Plan amounting to $323,002, which amount is equal to 1.00% of the Fund's average daily net assets for the fiscal period. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, of $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $7,917,422 at September 30, 1996, which was equal to 5.34% of the Fund's net assets on such date.

   Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange prior or quotation service prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager [collectively, with the Fund, the "Dean Witter Funds"]), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

EASYINVEST (SERVICE MARK). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds to the shareholder will be the designated monthly or quarterly amount.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE

   The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to in this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains invested in shares of an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or other Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Fund, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at
(800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Dean Witter Funds in the past.

   Additional information on the above is available from an account executive of DWR or another Selected Broker-Dealer or from the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                CONTINGENT DEFERRED
         YEAR SINCE              SALES CHARGE AS A
          PURCHASE             PERCENTAGE OF AMOUNT
        PAYMENT MADE                 REDEEMED
---------------------------  -----------------------
First ......................            5.0%
Second .....................            4.0%
Third ......................            3.0%
Fourth .....................            2.0%
Fifth ......................            2.0%
Sixth ......................            1.0%
Seventh and thereafter  ....           None

   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
(B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of theplan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or another Selected Broker-Dealer.

   The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay quarterly income dividends and to distribute substantially all of the Fund's net short-term and net long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

   Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   At the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

   From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1996

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            COMMON STOCKS (44.7%)
            Apparel (1.0%)
   86,500   Kellwood Co.  ...................................................  $1,438,062
                                                                             --------------
            Auto Parts (0.9%)
   45,500   Dana Corp.  .....................................................   1,376,375
                                                                             --------------
            Automotive (2.8%)
   48,000   Chrysler Corp.  .................................................   1,374,000
   44,500   Ford Motor Co.  .................................................   1,390,625
   29,000   General Motors Corp.  ...........................................   1,392,000
                                                                             --------------
                                                                                4,156,625
                                                                             --------------
            Banks (0.9%)
   60,000   Washington Federal, Inc.  .......................................   1,402,500
                                                                             --------------
            Banks -Commercial (3.7%)
   51,700   First Security Corp.  ...........................................   1,415,287
   40,000   First Tennessee National Corp.  .................................   1,320,000
   30,500   KeyCorp  ........................................................   1,342,000
   39,000   Wilmington Trust Corp.  .........................................   1,394,250
                                                                             --------------
                                                                                5,471,537
                                                                             --------------
            Banks -Regional (0.9%)
   31,000   Corestates Financial Corp.  .....................................   1,340,750
                                                                             --------------
            Banks -Thrift Institutions (0.9%)
   37,900   Washington Mutual, Inc.  ........................................   1,411,775
                                                                             --------------
            Building Materials (0.9%)
   22,400   Vulcan Materials Co.  ...........................................   1,344,000
                                                                             --------------
            Chemicals (2.8%)
   16,700   Dow Chemical Co.  ...............................................   1,340,175
   25,400   PPG Industries, Inc.  ...........................................   1,381,125
   21,000   Rohm & Haas Co.  ................................................   1,375,500
                                                                             --------------
                                                                                4,096,800
                                                                             --------------
            Conglomerates (0.9%)
   28,000   Tenneco, Inc.  ..................................................   1,403,500
                                                                             --------------
            Finance (1.0%)
   41,000   Federal National Mortgage Assoc.  ...............................   1,429,875
                                                                             --------------
            Financial (0.9%)
   37,000   TCF Financial Corp.  ............................................   1,392,125
                                                                             --------------
            Financial -Miscellaneous (1.0%)
   19,000   Student Loan Marketing Assoc.  ..................................   1,417,875
                                                                             --------------
            Food Processing (1.0%)
   62,500   Hormel Foods Corp.  .............................................   1,460,937
                                                                             --------------
            Healthcare -Drugs (0.9%)
   22,500   Schering-Plough Corp.  ..........................................   1,383,750
                                                                             --------------
            Insurance (1.8%)
   27,000   Jefferson-Pilot Corp.  ..........................................   1,397,250
   30,100   Lincoln National Corp.  .........................................   1,320,638
                                                                             --------------
                                                                                2,717,888
                                                                             --------------
            Life Insurance (0.9%)
   30,000   Torchmark Corp.  ................................................   1,376,250
                                                                             --------------
            Machinery -Diversified (0.9%)
   18,000   Johnson Controls, Inc.  .........................................   1,350,000
                                                                             --------------
            Manufacturing -Consumer & Industrial Products (1.0%)
   28,000   Whirlpool Corp.  ................................................   1,417,500
                                                                             --------------
            Manufacturing -Diversified (1.0%)
   47,500   UST, Inc.  ......................................................   1,407,188
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

 NUMBER OF
   SHARES                                                                         VALUE
---------------------------------------------------------------------------------------------
            Metals & Mining (0.9%)
   50,500   Asarco, Inc.  ...................................................  $ 1,344,563
                                                                             --------------
            Miscellaneous (1.0%)
   50,000   American Greetings Corp. (Class A)  .............................    1,431,250
                                                                             --------------
            Multi-Line Insurance (0.9%)
   32,000   Providian Corp.  ................................................    1,376,000
                                                                             --------------
            Oil & Gas (0.9%)
   34,000   Ashland Inc.  ...................................................    1,351,500
                                                                             --------------
            Real Estate Investment Trust (5.5%)
   75,000   American General Hospitality Corp.  .............................    1,425,000
   48,400   Cali Realty Corp.  ..............................................    1,312,850
   50,000   CarrAmerica Realty Corp.  .......................................    1,250,000
   50,000   Excel Realty Trust, Inc.  .......................................    1,081,250
   20,000   FelCor Suite Hotels, Inc.  ......................................      645,000
   60,000   Liberty Property Trust  .........................................    1,305,000
   35,000   Patriot American Hospitality, Inc.  .............................    1,176,875
                                                                             --------------
                                                                                 8,195,975
                                                                             --------------
            Steel (0.9%)
   35,000   Timken Co.  .....................................................    1,373,750
                                                                             --------------
            Telecommunications (1.9%)
   23,400   Bell Atlantic Corp.  ............................................    1,401,075
   46,500   U.S. West Communications Group, Inc.  ...........................    1,383,375
                                                                             --------------
                                                                                 2,784,450
                                                                             --------------
            Telephones (1.0%)
   29,500   SBC Communications, Inc.  .......................................    1,419,688
                                                                             --------------
            Tobacco (0.9%)
   15,000   Philip Morris Companies, Inc.  ..................................    1,346,250
                                                                             --------------
            Utilities -Electric (3.7%)
   50,000   Consolidated Edison Company of New York, Inc.  ..................    1,387,500
   44,000   New England Electric System  ....................................    1,369,500
   56,000   Peco Energy Co.  ................................................    1,330,000
   50,000   Public Service Enterprise Group, Inc.  ..........................    1,337,500
                                                                             --------------
                                                                                 5,424,500
                                                                             --------------
            Wholesale Distributor (1.0%)
   51,000   Supervalu, Inc.  ................................................    1,402,500
                                                                             --------------
            TOTAL COMMON STOCKS (Identified Cost $64,366,530)  ..............   66,245,738
                                                                             --------------
            CONVERTIBLE PREFERRED STOCKS (11.7%)
            Auto Parts (0.5%)
   55,000   Mascotech, Inc. $1.20  ..........................................      783,750
                                                                             --------------
            Cable/Cellular (0.7%)
   25,000   TCI Communications, Inc. (Series A) $2.125  .....................      996,875
                                                                             --------------
            Chemicals (2.5%)
   73,500   Atlantic Richfield Co. $9.01  ...................................    1,727,250
   35,000   Occidental Petroleum Corp. (Series 1993) $3.875 -144A*  .........    1,986,250
                                                                             --------------
                                                                                 3,713,500
                                                                             --------------
            Financial (1.4%)
   50,000   Merrill Lynch & Co., Inc. (STRYPES) $2.39  ......................    2,012,500
                                                                             --------------
            Metals & Mining (1.6%)
   45,000   Cyprus Amax Minerals Co. (Series A) $4.00  ......................    2,340,000
                                                                             --------------
            Publishing (1.1%)
   13,000   Golden Books Financing Trust $4.375 -144A*  .....................      732,069
   85,000   Hollinger International, Inc. $0.95  ............................      945,625
                                                                             --------------
                                                                                 1,677,694
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Real Estate Investment Trust (1.5%)
   31,700   FelCor Suite Hotels, Inc. (Series A) $1.95  .....................  $   824,200
   61,200   Oasis ResidentiaI, Inc. (Series A) $2.25  .......................    1,468,800
                                                                             --------------
                                                                                 2,293,000
                                                                             --------------
            Steel (0.7%)
   24,000   WHX Corp. (Series A) $3.25  .....................................      999,000
                                                                             --------------
            Telecommunications (1.7%)
   50,000   General Datacomm Industries, Inc. $2.25 -144A*  .................    1,253,150
   27,000   Globalstar Telecommunications $3.25 -144A*  .....................    1,282,500
                                                                             --------------
                                                                                 2,535,650
                                                                             --------------
            TOTAL CONVERTIBLE PREFERRED STOCKS (Identified Cost $16,988,117)    17,351,969
                                                                             --------------


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS (41.6%) CONVERTIBLE BONDS (24.7%)
            Biotechnology (0.5%)
   $   750  Nabi, Inc. -144A*  ..............................................  6.50%    02/01/03       807,637
                                                                                                  --------------
            Cable/Cellular (2.0%)
       970  Tele-Communications International Inc.  .........................  4.50     02/15/06       778,425
     6,750  U.S. Cellular Corp.  ............................................  0.00     06/15/15     2,244,375
                                                                                                  --------------
                                                                                                     3,022,800
                                                                                                  --------------
            Healthcare (6.9%)
     1,500  ARV Assisted Living, Inc. -144A*  ...............................  6.75     04/01/06     1,477,485
     2,000  Beverly Enterprises, Inc.  ......................................  5.50     08/01/18     1,911,660
     1,000  Grancare, Inc.  .................................................  6.50     01/15/03     1,030,000
     2,000  Integrated Health Services, Inc.  ...............................  6.00     01/01/03     1,979,680
     2,000  Phymatrix Corp. -144A*  .........................................  6.75     06/15/03     1,675,340
     2,000  Vivra, Inc. -144A*  .............................................  5.00     07/01/01     2,122,700
                                                                                                  --------------
                                                                                                    10,196,865
                                                                                                  --------------
            Healthcare -Miscellaneous (1.4%)
     2,700  Pharmaceutical Marketing Services, Inc.  ........................  6.25     02/01/03     2,020,383
                                                                                                  --------------
            Leisure (2.1%)
    10,750  Coleman Worldwide Corp.  ........................................  0.00     05/27/13     3,090,625
                                                                                                  --------------
            Machinery (0.7%)
     1,000  Robbins & Meyers, Inc.  .........................................  6.50     09/01/03     1,016,250
                                                                                                  --------------
            Medical Products & Supplies (0.6%)
       750  Ventritex, Inc.  ................................................  5.75     08/15/01       871,260
                                                                                                  --------------
            Office Equipment & Supplies (1.9%)
     3,000  U.S. Office Products Co. -144A*  ................................  5.50     05/15/03     2,820,000
                                                                                                  --------------
            Real Estate Investment Trust (1.2%)
     1,750  Camden Property Trust  ..........................................  7.33     04/01/01     1,767,500
                                                                                                  --------------
            Retail (3.6%)
     1,000  Charming Shoppes, Inc.  .........................................  7.50     07/15/06     1,094,670
     1,250  Home Depot, Inc.  ...............................................  3.25     10/01/01     1,270,313
     1,950  Mens Wearhouse, Inc. (The)  .....................................  5.25     03/01/03     1,872,000
     1,300  Michaels Stores, Inc.  ..........................................  6.75     01/15/03     1,030,900
                                                                                                  --------------
                                                                                                     5,267,883
                                                                                                  --------------
            Shoes (0.7%)
     1,000  Nine West Group, Inc. -144A*  ...................................  5.50     07/15/03     1,073,280
                                                                                                  --------------
            Steel (1.4%)
     2,250  USX Corp.  ......................................................  7.00     06/15/17     2,120,625
                                                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INCOME BUILDER FUND
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Telecommunications (1.7%)
   $1,500   Midcom Communications Inc. -144A*  ..............................  8.25 %   08/15/03   $  1,715,160
      750   SA Telecommunications Inc. -144A*  .............................. 10.00     08/15/06        787,500
                                                                                                  --------------
                                                                                                      2,502,660
                                                                                                  --------------
            TOTAL CONVERTIBLE BONDS
            (Identified Cost $35,684,418)  .......................................................   36,577,768
                                                                                                  --------------
            NON-CONVERTIBLE BONDS (16.9%)
            Auto Parts (0.7%)
    1,000   Lear Corp.  .....................................................  9.50     07/15/06      1,040,000
                                                                                                  --------------
            Broadcast Media (1.0%)
    1,500   JCAC Inc.  ...................................................... 10.125    06/15/06      1,545,000
                                                                                                  --------------
            Cable/Cellular (2.1%)
    1,000   Rogers Communications, Inc. (Canada)  ........................... 10.875    04/15/04      1,030,000
    2,000   Tele-Communications, Inc.  ......................................  9.25     04/15/02      2,113,540
                                                                                                  --------------
                                                                                                      3,143,540
                                                                                                  --------------
            Entertainment (1.5%)
    2,000   Time Warner, Inc.  ..............................................  9.625    05/01/02      2,204,600
                                                                                                  --------------
            Entertainment/Gaming (1.5%)
    2,000   Casino America, Inc.  ........................................... 11.50     11/15/01      2,180,000
                                                                                                  --------------
            Fertilizers (0.7%)
    1,000   Arcadian Partner (Series B)  .................................... 10.75     05/01/05      1,102,500
                                                                                                  --------------
            Healthcare (3.6%)
    1,000   Healthsouth Rehabilition Corp.  .................................  9.50     04/01/01      1,045,000
    2,000   Manor Care, Inc.  ...............................................  9.50     11/15/02      2,120,000
    2,000   OrNda Healthcorp  ............................................... 12.25     05/15/02      2,160,000
                                                                                                  --------------
                                                                                                      5,325,000
                                                                                                  --------------
            Machinery (1.8%)
    2,460   Joy Technologies Inc.  .......................................... 10.25     09/01/03      2,705,114
                                                                                                  --------------
            Media Group (1.1%)
    1,500   K-III Communications Corp.  ..................................... 10.625    05/01/02      1,567,500
                                                                                                  --------------
            Publishing (0.7%)
    1,000   Hollinger International Publishing, Inc.  .......................  9.25     02/01/06        970,000
                                                                                                  --------------
            Supermarkets (2.2%)
    3,000   Purity Supreme, Inc. (Series B)  ................................ 11.75     08/01/99      3,218,190
                                                                                                  --------------
            TOTAL NON-CONVERTIBLE BONDS
            (Identified Cost $24,946,042)  .......................................................   25,001,444
                                                                                                  --------------
            TOTAL CORPORATE BONDS
            (Identified Cost $60,630,460)  .......................................................   61,579,212
                                                                                                  --------------
            SHORT-TERM INVESTMENT (1.3%) REPURCHASE AGREEMENT
    1,942   The Bank of New York (dated 09/30/96; proceeds $1,941,848;
            collateralized by $1,369,637 U.S. Treasury Bond 12.75% due
            11/15/10 valued at $1,980,410) (Identified Cost $1,941,578)  ....  5.00     10/01/96      1,941,578
                                                                                                  --------------
            TOTAL INVESTMENTS
            (Identified Cost $143,926,685) (a)  ......................................    99.3%     147,118,497
            OTHER ASSETS IN EXCESS OF LIABILITIES  ...................................     0.7        1,023,417
                                                                                         -----    --------------
            NET ASSETS  ..............................................................   100.0%    $148,141,914
                                                                                         =====    ==============

------------

   STRYPES  Structured yield product exchangeable for stock.

   *        Resale is restricted to qualified institutional investors.

   (a) The aggregate cost for federal income tax purposes is $143,942,769. The aggregate gross unrealized appreciation is $5,253,724 and the aggregate gross unrealized depreciation is $2,077,996, resulting in net unrealized appreciation of $3,175,728.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INCOME BUILDER FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

ASSETS:
Investments in securities, at value
 (identified cost $143,926,685) ............    $147,118,497
Receivable for:
  Interest .................................       1,255,482
  Shares of beneficial interest sold  ......       1,187,289
  Investments sold .........................         846,101
  Dividends ................................         223,710
Deferred organizational expenses ...........         154,966
Prepaid expenses ...........................             444
                                             ---------------
  TOTAL ASSETS .............................     150,786,489
                                             ---------------
LIABILITIES:
Payable for:
  Investments purchased ....................       2,091,873
  Plan of distribution fee .................         118,205
  Investment management fee ................          88,654
  Dividends to shareholders ................          45,628
  Shares of beneficial interest repurchased           13,621
Organizational expenses ....................         163,660
Accrued expenses and other payables  .......         122,934
                                             ---------------
  TOTAL LIABILITIES ........................       2,644,575
                                             ---------------
NET ASSETS:
Paid-in-capital ............................     144,828,578
Net unrealized appreciation ................       3,191,812
Undistributed net investment income  .......          47,579
Net realized gain ..........................          73,945
                                             ---------------
  NET ASSETS ...............................    $148,141,914
                                             ===============
NET ASSET VALUE PER SHARE,
 14,483,618 shares outstanding (unlimited
 shares authorized of $.01 par value)  .....    $      10.23
                                             ===============

STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 26, 1996* THROUGH SEPTEMBER 30, 1996

NET INVESTMENT INCOME:
INCOME
Interest .........................    $1,163,801
Dividends ........................       725,075
                                   ------------
  TOTAL INCOME ...................     1,888,876
                                   ------------
EXPENSES
Plan of distribution fee .........       323,002
Investment management fee ........       242,252
Transfer agent fees and expenses          55,551
Registration fees ................        49,768
Professional fees ................        28,848
Organizational expenses ..........         8,694
Custodian fees ...................         8,339
Shareholder reports and notices  .         7,581
Trustees' fees and expenses  .....           958
Other ............................         1,037
                                   ------------
  TOTAL EXPENSES .................       726,030
                                   ------------
  NET INVESTMENT INCOME ..........     1,162,846
                                   ------------
NET REALIZED AND UNREALIZED GAIN:
  Net realized gain ..............        73,945
  Net unrealized appreciation  ...     3,191,812
                                   ------------
  NET GAIN .......................     3,265,757
                                   ------------
NET INCREASE .....................    $4,428,603
                                   ============

* Commencement of operations.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD JUNE
                                                                  26, 1996* THROUGH
                                                                  SEPTEMBER 30, 1996
--------------------------------------------------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .........................................     $  1,162,846
Net realized gain .............................................           73,945
Net unrealized appreciation ...................................        3,191,812
                                                                ------------------
  NET INCREASE ................................................        4,428,603
Dividends from net investment income ..........................       (1,123,961)
Net increase from transactions in shares of beneficial
 interest .....................................................      144,737,272
                                                                ------------------
  TOTAL INCREASE ..............................................      148,041,914
NET ASSETS:
Beginning of period ...........................................          100,000
                                                                ------------------
  END OF PERIOD
  (Including undistributed net investment income of $47,579)  .     $148,141,914
                                                                ==================

---------------
* Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Income Builder Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to seek reasonable income and, as a secondary objective, growth of capital. The Fund seeks to achieve its objective by investing primarily in income-producing equity securities, including common and preferred stocks as well as convertible securities. The Fund was organized as a Massachusetts business trust on March 21, 1996 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on June 26, 1996.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1996 continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $163,660 which will be reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

DEAN WITTER INCOME BUILDER FUND
NOTES TO FINANCIAL STATEMENTS September 30, 1996 continued

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $7,917,422 at September 30, 1996.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the period ended September 30, 1996, it received approximately $26,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended September 30, 1996 aggregated $149,132,161 and $7,295,003, respectively.

For the period ended September 30, 1996, the Fund incurred $24,548 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At September 30, 1996, the Fund's payable for investments purchased included unsettled trades with DWR of $841,873.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $32,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                 FOR THE PERIOD
                                 JUNE 26, 1996*
                                     THROUGH
                               SEPTEMBER 30, 1996
                          ------------------------------
                             SHARES           AMOUNT
                          --------------  --------------
Sold......................    14,654,263     $146,538,451
Reinvestment of dividends.        83,927          855,216
                            ------------  ---------------
                              14,738,190      147,393,667
Repurchased...............      (264,572)      (2,656,395)
                            ------------  ---------------
Net increase..............    14,473,618     $144,737,272
                            ============  ===============

------------

* Commencement of operations.

6. SELECTED PER SHARE DATA AND RATIOS

See the "Financial Highlights" table on page 4 of this Prospectus.

DEAN WITTER INCOME BUILDER FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INCOME BUILDER FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights (appearing on page 4 of this Prospectus) present fairly, in all material respects, the financial position of Dean Witter Income Builder Fund (the "Fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period June 26, 1996 (commencement of operations) through September 30, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
October 17, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

       During the period ended September 30, 1996, 57.47% of the income paid qualified for the dividends received deduction available to corporations.

APPENDIX
-----------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                        FIXED-INCOME SECURITY RATINGS

   Aaa   Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa    Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A     Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa   Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

   Ba    Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

   B     Fixed-income securities which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa   Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca    Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C     Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                        FIXED-INCOME SECURITY RATINGS

   A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA      Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A        Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB      Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
         Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB       Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B        Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC      Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal.
         In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC       The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C        The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI       The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1      indicates that the degree of safety regarding timely payment is very strong.

A-2      indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3      indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                 BOND RATINGS

FITCH INVESTORS SERVICE, INC. ("FITCH")

   The Fitch Bond Ratings provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

   Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal.

   In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

   Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

AAA      rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA       rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A        rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB      rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB       rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

B        rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

                               29





CCC      rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

CC       rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C        rated bonds are in imminent default in payment of interest and/or principal.

                              SHORT-TERM RATINGS

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

Fitch-1+      (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1       (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2       (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3       (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S       (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D             (Default) Issues assigned this rating are in actual or imminent payment default.

LOC           This symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                              LONG-TERM RATINGS

DUFF & PHELPS, INC.

   These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

   Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

   The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

 RATING SCALE     DEFINITION
AAA               Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S.
                  treasury debt.
AA+               High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to
AA                time because of economic conditions.
AA-
A+                Protection factors are average but adequate. However, risk factors are more variable and greater in periods
A                 of economic stress.
A-
BBB+              Below average protection factors but still considered sufficient for prudent investment. Considerable
BBB               variability in risk during economic cycles.
BBB-
BB+               Below investment grade but deemed likely to meet obligations when due. Present or prospective financial
BB                protection factors fluctuate according to industry conditions or company fortunes. Overall quality may
BB-               move up or down frequently within this category.

                               30





RATING SCALE      DEFINITION
B+                Below investment grade and possessing risk that obligations will not be met when due. Financial protection
B                 factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
B-                Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.
CCC               Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.
DD                Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
DP                Preferred stock with dividend arrearages.

                              SHORT-TERM RATINGS

   Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

   Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. CATEGORY 1:      HIGH GRADE
Duff 1+             Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1              Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff-               High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. CATEGORY 2:      GOOD GRADE

Duff 2              Good certainty of timely payment. Liquidity factors and company fundamentals are sound.
                    Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. CATEGORY 3:      SATISFACTORY GRADE

Duff 3              Satisfactory liquidity and other protection factors qualify issue as to investment grade.
                    Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. CATEGORY 4:      NON-INVESTMENT GRADE

Duff 4              Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. CATEGORY 5:      DEFAULT

Duff 5              Issuer failed to meet scheduled principal and/or interest payments.


DEAN WITTER
INCOME BUILDER FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and
General Counsel

Paul D. Vance
Vice President

Michael G. Knox
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.